Rule 497(e)
Registration Nos. 333-167073 and 811-22417

Destra High Dividend Strategy Fund
(the “Fund”)

Supplement Dated October 11, 2011

To The Prospectus for
Destra High Dividend Strategy Fund
Dated August 10, 2011

Effective October 11, 2011, the following is added to the prospectus following the “Fund Management” section:

Adviser Performance

The tables and charts below illustrate the historical performance of the Miller/Howard Equity Income Strategy Composite (the “Composite”), which consists of all accounts managed by Miller/Howard Investment, Inc. that have substantially similar investment objectives and policies as the Fund.  These accounts are not subject to all of the same investment restrictions, investment inflows and outflows, and distribution requirements as the Fund, which, if applicable, may have adversely affected performance.  These accounts are also not subject to the restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected performance. The investment performance reflected below for the Composite differs from investment performance that may have been previously published by the sub-adviser because the performance information provided below applies the Fund’s expected fees and expenses.

Of course, past performance is no indication of future results, and the tables and charts presented here represent the performance of the Composite and not the performance of the Fund.  Please see destracapital.com for the Fund’s most recent performance information. Results are based on fully discretionary accounts under management, including those accounts no longer with the firm.  Composite results are dollar-weighted, based upon beginning period market values, and are asset-weighted according to each constituent account’s respective asset size.
Annual Total Returns
Periods Ended June 30, 2011
	1 Year	3 Years	5 Years	10 Years	Since Inception
Composite, Net of Fees	19.31%	-1.70%	-0.31%	1.72%	3.33%
Composite, Gross of Fees	28.27%	2.03%	2.58%	4.07%	5.56%
S&P 500 Index	30.69%	3.34%	2.94%	2.72%	4.26%

Standard Deviation
Periods Ended June 30, 2011

	3 Years	5 Years	10 Years
Composite, Net of Fees	19.39%	16.33%	14.18%
Composite, Gross of Fees	18.85%	16.29%	14.05%
S&P 500 Index	21.21%	17.88%	15.82%

Standard deviation, as represented above, is a measure of the historical volatility of the Composite and benchmark index.  A higher standard of deviation represents more historically volatile returns, while a lower standard of deviation represents greater stability.

Alpha, Beta, Sharpe Ratio, Upside Capture and Downside Capture

The following tables contain the information described below, as calculated for the Composite both gross of fees and net of fees.  Monthly observations were used for all calculations, except where noted otherwise below.

•
Alpha - a measure of the difference between a portfolio’s actual returns and its expected performance, given its level of risk as measured by beta. A positive Alpha figure indicates the portfolio has performed better than its beta would predict. In contrast, a negative Alpha indicates the portfolio has underperformed, given the expectations established by beta (see below);

•
Beta - a measure of systematic risk with respect to a benchmark. Systematic risk is the tendency of the value of the fund and the value of benchmark to move together.  Beta is used to represent the tendency of a security's returns to respond to swings in the market. A beta of 1 indicates that the security's price will move with the market. A beta of less than 1 means that the security will be less volatile than the market. A beta of greater than 1 indicates that the security's price will be more volatile than the market.  The market is represented by the benchmark index (S&P 500 Index).

•
Sharpe ratio - a measure used to calculate the performance reward per unit of risk and is calculated by using standard deviation and excess return. The higher the Sharpe Ratio, the better the fund's historical risk-adjusted performance.

•
Upside Capture Ratio - a statistical measure of an investment manager's overall performance in up-markets. The up-market capture ratio is used to evaluate how well an investment manager performed relative to an index during periods when that index has risen. For example, an upside capture ratio of 90 means that the investment manager earned 90% of the benchmark index’s return during periods when the index return was positive.

•
Downside Capture Ratio - a measure of the manager's performance in down markets. A down-market is defined as those periods in which market return is less than 0. The Downside Capture Ratio tells you what percentage of the down-market was captured by the manager.  For example, a downside capture ratio of 90 means that the investment manager earned 90% of the benchmark index’s return during periods when the index return was negative.

Composite, Net of Fees
Periods Ended June 30, 2011

	3 Years	5 Years	10 Years
Alpha	-4.50	-3.05	-0.80
Beta	0.84	0.84	0.78
Sharpe Ratio	-0.01	-0.05	0.05
Upside Capture	78.26	78.84	82.55
Downside Capture	94.33	90.83	85.67

Composite, Gross of Fees
Periods Ended June 30, 2011

	3 Years	5 Years	10 Years
Alpha	-0.86	-0.20	1.48
Beta	0.83	0.84	0.78
Sharpe Ratio	0.19	0.13	0.21
Upside Capture	81.71	87.56	87.25
Downside Capture	84.89	88.00	79.36

Historical Growth Chart

The following chart represents the historical growth of a $10,000 investment in both the Composite and benchmark index for the period beginning July 31, 1997 through June 30, 2011.  This performance information assumes an initial investment of $10,000 and a deduction of the maximum Class A sales charge of 5.75%. These returns would be different for Class C, Class P and Class I shares because of their different sales charges and operating expenses. You cannot invest directly in the Composite or in any of the indexes referenced above.

Past Performance is no Guarantee of Future Results.

Other Information

The S&P 500 is a capitalization-weighted index of 500 stocks.  The index is designed to measure performance of a broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

As of June 30, 2011, the Composite consisted of 785 accounts totaling approximately 794.0 mm in assets. Performance represents the Composite’s returns less the Fund’s Class A maximum operating expenses of 1.70%. Performance on offer price also assumes deduction of the maximum Class A sales charge of 5.75%. These returns would be different for Class C, Class P and Class I shares because of their different sales charges and operating expenses. You cannot invest directly in the Composite or in any of the indexes referenced above.

Please Keep This With Your Fund’s Prospectus
For Future Reference